Exhibit 99.1

NYSE American Symbol – UEC

Uranium Energy Corp Increases Previously Announced Underwritten Public Offering to $15 Million

Corpus Christi TX, September 21, 2020 - Uranium Energy Corp. (NYSE American: UEC; “UEC” or the “Company”) is pleased to announce that, due to increased demand, its underwriters have now agreed to purchase 12,500,000 units of the Company (the “Units”), at a price of $1.20 per Unit, with each Unit consisting of one common share of the Company (each, a “Share”) and one-half of one common share purchase warrant (each whole warrant, a “Warrant”) for gross proceeds of approximately $15 million (the “Offering”). Each Warrant will entitle its holder to acquire one common share (each, a “Warrant Share”) at an exercise price of $1.80 per Warrant Share exercisable immediately upon issuance and expiring 24 months from the closing of the Offering.

The Company anticipates that the net proceeds of the Offering will be used to fund exploration and development expenditures at the Company’s projects and for general corporate and working capital purposes.

Amir Adnani, President and CEO, stated: “We are pleased with the substantial level of interest for this Offering and appreciate the strong endorsement from our existing and new shareholders. UEC’s fully permitted, low cost, In-Situ-Recovery (“ISR”) portfolio provides for a distinct advantage to supply U.S. production that is globally competitive. The improved uranium market conditions we’ve witnessed in 2020, with uranium prices reaching a four-year high, bodes well for the future of our ISR project pipeline. This over-subscribed financing improves our balance sheet as we advance our strategic objectives and production capabilities in Texas and Wyoming.”

The closing of the Offering is expected to occur on September 23, 2020, subject to customary closing conditions.

H.C. Wainwright & Co., LLC and Haywood Securities Inc. are acting as joint book-running managers in connection with the Offering and TD Securities Inc., Eight Capital and Roth Capital Partners, LLC are acting as co-managers.

A “shelf” registration statement relating to the shares of common stock and warrants to be issued in the Offering was filed in both in the United States with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on March 3, 2020 and in Canada.

A final prospectus supplement and accompanying prospectus describing the terms of the proposed Offering will be filed in both the United States and in Canada. Copies of the final prospectus supplements and the accompanying prospectus relating to the securities being offered may also be obtained from H.C. Wainwright & Co., LLC via email at placements@hcwco.com, and in Canada from Haywood Securities Inc. at ecm@haywood.com. Electronic copies of the final prospectus supplements and accompanying prospectus are also available on the SEC’s website at http://www.sec.gov or by visiting the Company’s profile on SEDAR at www.sedar.com.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, the prospectus or the Company’s shelf registration statement.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. In South Texas, the Company’s hub-and-spoke operations are anchored by the fully-licensed Hobson Processing Facility which is central to the Palangana, Burke Hollow and Goliad ISR projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company controls a pipeline of uranium projects in Arizona, New Mexico and Paraguay, a uranium/vanadium project in Colorado and a large, high-grade ferro-titanium project in Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including statements regarding whether or when the Offering may be completed and the anticipated use of proceeds from the offering. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.